EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Yappn Corp. (the “Company”) on Form 10-Q for the period ended August 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ David Lucatch
Name: David Lucatch
Title: Chief Executive Officer (Principal Executive Officer)

Date: October 15, 2013

By: /s/ Craig McCannell
Name: Craig McCannell
Title: Chief Financial Officer (Principal Financial Officer)

Date: October 15, 2013